FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY ACCOUNT ONE
    _____________________________________________________________________

           SUPPLEMENT TO ICAP PROSPECTUS DATED FEBRUARY 28, 1997


Delete the first three paragraphs referring to the Target '98 Portfolio under the section entitled "Fixed Income Portfolios" beginning on page 11.

Effective January 1, 1998, no Purchase Payments into the Target '98 Division will be accepted. Purchase Payments may be allocated among the other eleven Divisions of the Separate Account and/or Fixed Account option. In addition, no transfers into the Target '98 Division will be permitted after January 1, 1998.

Contract Owners currently in the 'Target '98 Division must provide the Company with reallocation instructions before November 15, 1998. If the Company does not receive reallocation instructions before November 15, 1998, Contract Values will be automatically reallocated to the Money Market Division. Reallocations of Contract Values from the Target '98 Division will not be considered "transfers" for purposes of determining any applicable transfer fees. Other transfers out of the Target '98 Division will not be permitted after October 15, 1998. None of the foregoing constraints affect a Contract Owner's right to redeem his or her Contract Value at any time (See "Purchases and Contract Value - Withdrawals (Redemption)").

Contract Owners contributing to the Target '98 Portfolio through the Dollar Cost Averaging Program or an automatic payment program must provide the Company with reallocation instructions for all future payments before January 1, 1998. If the Company does not receive reallocation instructions before January 1, 1998, Contract Values will be automatically reallocated to the Money Market Division.

Date: December 24, 1997













              Please keep this Supplement with your Prospectus